Henderson	Summary Prospectus • April 30, 2012
Money Market Fund
Class A Shares (HFAXX), Class B Shares (HFBXX), Class C Shares (HFCXX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.hendersonglobalinvestors.com/funddocuments. You can also get this information free by calling 866.343.6337 or by sending an e-mail to fundcontact@hendersonna.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated April 30, 2012, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective

The Fund’s investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information, including qualifications for fee waivers, is available from your financial professional and in the section entitled “Description of Share Classes” on page 13 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 32 of the Statement of Additional Information.

Shareholders fees	Class A	Class B	Class C
(fees paid directly from your investment)	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	5.00% (b)	1.00% (c)

Annual fund operating expenses (expenses you pay each year	Class A	Class B	Class C
as a percentage of the value of your investment)	Shares	Shares	Shares
Management Fees (d)	0.05%	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.31%	0.36%	0.33%
Total Annual Fund Operating Expenses	0.61%	1.41%	1.38%
Fee Waiver (e)	0.25%	1.00%	1.00%
Total Annual Fund Operating Expenses After Fee Waiver	0.36%	0.41%	0.38%

(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	Class B shares acquired through an exchange from other Henderson Global Funds may be subject to a contingent deferred sales charge (“CDSC”) that declines over time.
(c)
Class C shares acquired through an exchange from other Henderson Global Funds may be subject to a CDSC of up to 1% on redemptions within 12 months of your original purchase of Class C shares of other Henderson Global Funds.

(d)
The Fund invests as part of a “master-feeder” structure. The Fund operates as a “feeder fund” which means it invests in a separate mutual fund, or a “master fund”. The fee shown is the investment advisory fee paid by State Street Money Market Portfolio (the “Master Portfolio”), a registered open-end fund, to SSgA

Funds Management, Inc. (“SSgA FM”), the manager of the Master Portfolio. Under the Fund’s investment advisory agreement with the investment adviser, Henderson Global Investors (North America) Inc. (the “Advisory Agreement”), the adviser receives no management fee for any period in which the Fund invests substantially all of its investable assets in another registered investment company pursuant to a master-feeder structure.

(e)	Foreside Fund Services, LLC, the Fund’s distributor has contractually agreed to waive all distribution and service fees through April 30, 2013.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2012 and that the distributor has contractually agreed to waive all distribution and service fees through April 30, 2013. The expense example also reflects the conversion of Class B shares to Class A shares after 8 years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$37	$170	$316	$742
Class B	442	648	777	1,388
Class C	139	339	661	1,576

You would pay the following expenses if you did not redeem your shares:
	1-Year	3-Year	5-Year	10-Year
Class A	$37	$170	$316	$742
Class B	42	348	677	1,388
Class C	39	339	661	1,576

Principal Investment Strategies

The Fund invests as part of a “master-feeder” structure. The Fund described in this Prospectus operates as a “feeder fund” which means that the Fund invests in a separate mutual fund, or a “master fund”, which, in turn, purchases investment securities.

The Fund will seek to achieve its investment objective by investing substantially all of its investable assets in a master fund, the State Street Money Market Portfolio (the “Master Portfolio”), a series of a separately registered open-end management investment company called the State Street Master Funds. The Master Portfolio has substantially the same investment objective, investment policies, and risks as the Fund. The Master Portfolio’s investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable, $1.00 per share net asset value, by investing in U.S. dollar-denominated money market securities. SSgA Funds Management, Inc. (“SSgA FM”) is the investment adviser of the Master Portfolio. All discussions about the Fund’s investment objective, policies and risks should be understood to refer also to the investment objective, policies and risks of the Master Portfolio.

The Fund can withdraw its investment in the Master Portfolio if, at any time, the Fund’s Board of Trustees (“Board”) determines that it would be in the best interests of the Fund, or if the investment objective of the Master Portfolio changes so that it is inconsistent with the objective of the Fund. If the Fund withdraws its investment from the Master Portfolio, the Fund may invest all of its assets in another master fund that has the same investment objective as the Fund, Henderson Global Investors (North America) Inc. (the “Adviser”) may directly manage the Fund’s assets, or the Board may take such other action it deems appropriate and in the best interests of the Fund, which may include liquidation of the Fund.

The Fund invests substantially all of its investable assets in the Master Portfolio.

The Master Portfolio follows a disciplined investment process in which the Master Portfolio’s investment adviser bases its decisions on the relative attractiveness of different money market instruments. In such adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Master Portfolio invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Master Portfolio to invest only in short-term, high quality debt obligations (generally, securities that have remaining maturities of 397 calendar days or less and either have been rated in one of the two highest short-term rating categories or are considered by the Portfolio to be of comparable quality), to maintain a maximum dollar-weighted average maturity of 60 days or less, and to meet requirements as to portfolio diversification and liquidity.

The Master Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. These may include among other things: U.S. government securities, including U.S. Treasury bills, notes and bonds and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero-coupon securities. The Master Portfolio also may invest in shares of other money market funds, including funds advised by the Master Portfolio’s investment adviser. Under normal market conditions, the Master Portfolio intends to invest more than 25% of its total assets in bank obligations. A substantial portion of the Master Portfolio may be invested in securities that are issued or traded pursuant to exemptions from registration under the federal securities laws.

Principal Investment Risks

As with any fund, the value of the Fund’s investments and therefore, the value of the Fund’s shares, may fluctuate. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Risks discussed below for the Master Portfolio expose the Fund to the same risks. The principal risks that could adversely affect your investment include:

●  Risks of Investing Principally in Money Market Instruments:

•
Interest Rate Risk—The risk that interest rates will rise, causing the value of the Master Portfolio’s investments to fall. Also, the risk that as interest rates decline, the amount of income that the Master Portfolio receives on its new investments generally will decline.

•
Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will be unable, or will be perceived to be unable, to make scheduled interest or principal payments, and that the value of the instrument will fall as a result.

•
Liquidity Risk—The risk that the Master Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Master Portfolio.

• Stable Share Price Risk: If the market value of one or more the Master Portfolio’s investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Master Portfolio experiences significant redemption requests.

• Master/Feeder Structure Risk: The Fund’s performance may be adversely affected as a result of large cash inflows or outflows of the Master Portfolio and any related disruption to the Master Portfolio’s investment program.

• Low Short-Term Interest Rate Risk: At the date of this Prospectus, short-term interest rates are at historically low levels, and so the Fund’s yield, is very low. It is possible the Master Portfolio will generate an insufficient amount of income to pay its expenses, and that it and/or the Fund will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Master Portfolio will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

• Banking Industry Risk: To the extent the Master Portfolio concentrates its investments in bank obligations, financial, economic, business, and other developments in the banking industry will have a greater effect on the Master Portfolio than if it had not concentrated its assets in the banking industry. Adverse changes in the banking industry may include, among other things, banks experiencing substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.

• Repurchase Agreement Risk: In a repurchase agreement, the Master Portfolio purchases a security from a seller at one price and a simultaneously agrees to sell it back to the original seller at an agreed-upon price. If the Master Portfolio’s counterparty is unable to honor its commitments, the Master Portfolio may be unable to recover its purchase price and may be prevented or delayed from realizing on the security to make up any losses.

• Mortgage-Related Securities Risk: Defaults, or perceived increases in the risk of defaults, on the loans underlying mortgage-related securities may impair the values of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities. The enforceability of security interests that support these securities may, in some cases, be subject to limitations.

• Foreign Securities Risk: The Master Portfolio may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Foreign securities are subject to political, economic, and regulatory risks not present in domestic investments. Returns on investments in securities issued by foreign issuers could be more volatile than securities issued by U.S. issuers. Foreign investments may be affected by, among other things, changes in currency exchange rates; currency controls; different accounting, auditing, financial reporting, and legal standards and practices applicable in foreign countries; tax withholding; and higher transaction costs. Foreign banks, or their domestic or foreign branches, may be subject to less rigorous regulation than U.S. banks operating in the United States, and may not be required to meet financial, capital, and other requirements applicable to U.S. banks. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

• U.S. Government Securities Risk: Securities of certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Government, and to the extent the Master Portfolio owns such securities, it must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

• Variable and Floating Rate Securities Risk: The Master Portfolio may purchase variable and floating rate securities, whose interest rates change based on changes in market interest rates. As a result, the interest paid on such securities will tend to fall as market rates fall generally, and the interest rates on such securities may not rise as rapidly as general market rates.

• Market Risk: The values of the securities in which the Master Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The withdrawal of this support could negatively affect the value and liquidity of certain securities or of markets generally. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

• Money Market Fund Regulatory Risk: The Securities and Exchange Commission (“SEC”) has recently adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes could result in reduced yields achieved by the Master Portfolio. The SEC may adopt additional reforms to money market regulation, which may impact the operation or performance of the Master Portfolio.

Performance

The bar chart and table below show the Fund’s performance for the period shown and the Fund’s average annual total return for the calendar period.

When you consider this information, please remember the Fund’s performance in past years is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 1.866.443.6337.

During the two-year period ended December 31, 2011, the Fund’s highest and lowest quarterly returns were 0.02% and 0.01% for the quarters ended June 30, 2010 and March 31, 2011, respectively.

Average Annual Total Returns for periods ended December 31, 2011	1 Year	Since Inception
	%	%
CLASS A (Inception 4/20/09)	0.05	0.08
CLASS B (Inception 4/20/09)	(3.95)	(1.42)
CLASS C (Inception 4/20/09)	0.05	0.08

To obtain current yield information, visit www.hendersonglobalinvestors.com or call 866.443.6337.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. The Adviser has overall responsibility for the general management and administration of the Fund. The Master Portfolio in which the Fund invests is managed by SSgA FM, under the general oversight of the Board of Trustees of State Street Master Funds.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

You may purchase, redeem or exchange shares of the Fund on any day when both the New York Stock Exchange and the Federal Reserve Bank are open.

You may purchase, redeem or exchange shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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